UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2020 (December 31, 2019)
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HOLLYFRONTIER CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-03876		75-1056913
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300	Dallas	Texas	75201
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	HFC	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2019, in connection with Denise C. McWatters’s retirement from HollyFrontier Corporation (the “Company”) in August 2019, the Company and Ms. McWatters entered into a Retirement Agreement and Release of Claims (the “Agreement”). Pursuant to the Agreement, and provided the Agreement is not revoked, Ms. McWatters is entitled to receive (i) a severance payment of $2,195,000 and (ii) accelerated vesting of 15,513 restricted stock units granted to her in November 2017 and November 2018 pursuant to the pre-existing retirement provisions in the award agreements governing the restricted stock units and accelerated vesting of 43,385 performance share units granted to her in November 2016 and November 2018 pursuant to the pre-existing involuntary separation and retirement provisions, respectively, in the award agreements governing the performance share units. In addition, pursuant to the pre-existing retirement provision in the award agreement governing the performance share units granted to Ms. McWatters in November 2017, the 11,815 performance share units granted to Ms. McWatters in November 2017, at target, will remain outstanding, and Ms. McWatters will be entitled to settlement of the award based on the performance payout percentage certified by the Compensation Committee of the Board of Directors of the Company in the fourth quarter of 2020 for the performance metrics applicable to the award. The Company also agreed to release Ms. McWatters from any non-compete covenants, and the Company and Ms. McWatters agreed to customary mutual release and confidentiality provisions. McWatters may also be eligible to receive payments under HFC’s 401(k) and non-qualified deferred compensation plans, to the extent provided pursuant to the terms of those plans.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
HOLLYFRONTIER CORPORATION

By:    /s/ Richard L. Voliva III
Richard L. Voliva III
Executive Vice President and
Chief Financial Officer

Date: January 6, 2020